                                  SCHEDULE 14A

                                 (Rule 14A-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

                    PROXY STATEMENT PURSUANT TO SECTION 14(A)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

Check the appropriate box:
[X] Preliminary proxy statement.            [ ] Confidential, for use of the
                                                Commission only (as permitted by
                                                     Rule 14a-6(e)(2)).
[ ] Definitive proxy statement.

[ ] Definitive additional materials.

[ ] Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12.


                         BIODYNAMICS INTERNATIONAL, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as specified in its Charter)

                                      None.
--------------------------------------------------------------------------------
    (Name of person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of filing fee (check the appropriate box):

[X] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

         (1) Title of each class of securities to which transaction applies:

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         (2) Aggregate number of securities to which transaction applies:

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         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------
         (4) Proposed maximum aggregate value of transaction:

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         (5) Total fee paid:

--------------------------------------------------------------------------------

         [ ] Fee paid previously with preliminary materials.

--------------------------------------------------------------------------------
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

         (1) Amount Previously Paid:

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         (2) Form, Schedule or Registration Statement No.:

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         (3) Filing Party:

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         (4) Date Filed:

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
                         BIODYNAMICS INTERNATIONAL, INC.
                            1719 ROUTE 10, SUITE 314
                          PARSIPPANY, NEW JERSEY 07054




                                                               February 27, 1998


Dear Shareholder:

         On behalf of the Board of Directors, I cordially invite you to attend the 1998 Annual Meeting of the Shareholders of Biodynamics International, Inc. (the "Company") which will be held at The University Club, One West 54th Street, New York, New York 10019, on March 30, 1998, at 9:00 a.m., local time.

         At the Annual Meeting, you will be asked (i) to elect five (5) directors as members of the Board of Directors of the Company, (ii) to approve and adopt an amendment to the Company's Articles of Incorporation changing the name of the Company to Tutogen Medical Inc., (iii) to ratify the appointment of Deloitte and Touche L.L.P. as the Company's independent auditors for the fiscal year ending September 30, 1998, and (iv) to transact such other business as may properly come before the meeting or any adjournment thereof. On the following pages you will find the Notice of the Annual Meeting of Shareholders, and the Proxy Statement providing information concerning the matters to be acted upon at the meeting. Of course, the Board of Directors will be present at the Annual Meeting to answer any questions you might have.

         YOUR VOTE IS IMPORTANT! The Company's Board of Directors would greatly appreciate your attendance at the Annual Meeting. HOWEVER, WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, IT IS VERY IMPORTANT THAT YOUR SHARES BE REPRESENTED. Accordingly, please sign, date, and return the enclosed proxy card which will indicate your vote upon the various matters to be considered. If you do attend the meeting and desire to vote in person, you may do so by withdrawing your proxy at that time.

         I sincerely hope you will be able to attend the Annual Meeting and I look forward to seeing you at the 1998 Annual Meeting of Shareholders.

                                             Very truly yours,



                                        /s/ CHARLES C. DRAGONE
                                        -------------------------
                                            CHARLES C. DRAGONE
                                           Chairman of the Board

                         BIODYNAMICS INTERNATIONAL, INC.
                            1719 ROUTE 10, SUITE 314
                          PARSIPPANY, NEW JERSEY 07054




                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD MARCH 30, 1998



TO THE SHAREHOLDERS OF BIODYNAMICS INTERNATIONAL, INC.:

         NOTICE IS HEREBY GIVEN that the 1998 Annual Meeting of the Shareholders of Biodynamics International, Inc., a Florida corporation (the "Company"), will be held at The University Club, One West 54th Street, New York, New York 10019, on March 30, 1998, at 9:00 a.m., local time, to act on the following matters:

         1. To elect five (5) directors as members of the Board of Directors of the Company to serve until the 1999 Annual Meeting of Shareholders and until their respective successors shall be duly elected and qualified;

         2. To consider and vote upon a proposal to amend the Company's Articles of Incorporation to change the name of the Company to Tutogen Medical Inc.;

         3. To ratify the appointment of Deloitte and Touche L.L.P. as the Company's independent auditors for the fiscal year ending September 30, 1998; and

         4. To transact such other business as may properly come before the meeting or any adjournment thereof.

         Only Shareholders of record at 5:00 p.m., Eastern Standard Time, on February 20, 1998, are entitled to receive notice of, and to vote at, the Annual Meeting. EACH SHAREHOLDER, EVEN THOUGH HE OR SHE MAY PRESENTLY INTEND TO ATTEND THE ANNUAL MEETING, IS REQUESTED TO SIGN AND DATE THE ENCLOSED PROXY CARD AND TO RETURN IT WITHOUT DELAY IN THE ENCLOSED POSTAGE-PAID ENVELOPE. Any shareholder present at the Annual Meeting may withdraw his or her proxy and vote in person on each matter brought before the Annual Meeting.


                                    By Order of the Board of Directors



                                       /s/ Charles C. Dragone,
                                       --------------------------
                                           Charles C. Dragone,
                                          Chairman of the Board

Parsippany, New Jersey
February 27, 1998

                         BIODYNAMICS INTERNATIONAL, INC.
                            1719 ROUTE 10, SUITE 314
                          PARSIPPANY, NEW JERSEY 07054


                                 PROXY STATEMENT

                       1998 ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD MARCH 30, 1998


                               GENERAL INFORMATION

         This Proxy Statement is being furnished to the holders ("Shareholders") of the common shares, par value $.01 per share ("Common Shares"), of Biodynamics International, Inc., a Florida corporation (the "Company"), in connection with the solicitation, by the Company's Board of Directors, of proxies for use at the 1998 Annual Meeting of Shareholders to be held on March 30, 1998, at 9:00 a.m. (the "Annual Meeting"), and at any adjournment thereof. The Annual Meeting will be held at The University Club, One West 54th Street, New York, New York 10019.

         At the Annual Meeting, Shareholders will be asked to consider and vote on the election of five (5) directors as members of the Board of Directors of the Company, to consider and vote on a proposal to amend the Company's Articles of Incorporation to change the name of the Company to "Tutogen Medical Inc.", and to ratify the appointment of Deloitte and Touche L.L.P. as the Company's auditors for the fiscal year ending September 30, 1998. All properly executed proxies received prior to or at the Annual Meeting will be voted in accordance with the instructions indicated thereon, if any. If no instructions are indicated, such proxies will be voted FOR the election of the Board of Directors' nominees for directors, FOR approval and adoption of the amendment to change the Company's name, and FOR the ratification of Deloitte and Touche L.L.P. as the Company's auditors.

         The Board of Directors has fixed 5:00 p.m., Eastern Standard Time, on February 20, 1998, as the record date (the "Record Date") for the determination of the Shareholders of record entitled to receive notice of, and to vote at, the Annual Meeting or any adjournment thereof. On January 30, 1998, there were approximately 5,313,810 issued and outstanding Common Shares of the Company, constituting the only class of stock outstanding. The presence of a majority of the outstanding Common Shares as of the Record Date, in person or represented by proxy, will constitute a quorum at the Annual Meeting.

         Any Shareholder may revoke his or her proxy, at any time before it is exercised, by (i) duly executing and submitting a subsequently dated proxy, (ii) delivering a subsequently dated written notice of revocation to the Company, which notice is received at or before the Annual Meeting, or (iii) voting in person at the Annual Meeting (although, mere attendance at the Annual Meeting will not, in and of itself, constitute a revocation of the proxy). Any written notice revoking a proxy should be sent to the Acting Secretary of the Company at the Company's principal executive offices, located at the address set forth above.

         This Proxy Statement and the enclosed proxy card are first being sent to Shareholders, together with the Notice of Annual Meeting, on or about February 27, 1998. SHAREHOLDERS ARE REQUESTED TO COMPLETE, DATE, AND SIGN THE ACCOMPANYING FORM OF PROXY AND RETURN IT PROMPTLY IN THE ENVELOPE PROVIDED WITH THESE MATERIALS. No postage is necessary if the proxy is mailed in the United States in the accompanying envelope.

                                   PROPOSAL I
                              ELECTION OF DIRECTORS

         In accordance with the Company's Bylaws, the Board of Directors has fixed the number of directors of the Company ("Directors") to be elected at the Annual Meeting at five (5). The Company currently has five Directors, each of whose term of office will expire at the Annual Meeting. The Board of Directors has nominated five (5) persons (each, a "Nominee"), all of whom are the current Directors, to stand for election at the Annual Meeting. Each Nominee has agreed to seek re-election as a Director, to hold office until the 1999 Annual Meeting of Shareholders and until his successor has been duly elected and qualified.

         It is intended that the proxies received from Shareholders, unless contrary instructions are given therein, will be voted in favor of the election of the Nominees, named below, each of whom has consented to being named herein and have indicated their intention to serve if elected. If any Nominee, for any reason, should become unavailable for election, or if a vacancy should occur before the election, it is intended that the shares represented by the proxies will be voted for such other person as the Company's Board of Directors shall designate to replace such Nominee. The Board of Directors has no reason to believe that any of the Nominees will not be available or prove unable to serve if so elected.

NOMINEES FOR DIRECTOR

         The following table sets forth the names and ages of each person nominated for election as a Director of the Company, the positions and offices that each Nominee has held with the Company, and the period during which each has served in such positions and offices. Each Director serves for a term of one year and until his successor is duly elected and qualified.

                                TABLE OF NOMINEES

--------------------------------------------------------------------------------------------------
   NAME OF NOMINEE            AGE        POSITIONS/OFFICES            PERIOD SERVED IN
   ---------------            ---        -----------------            ----------------
                                                                      OFFICE/POSITION
                                                                      ---------------
--------------------------------------------------------------------------------------------------
G. Russell Cleveland           59                      Director     1997 - present

--------------------------------------------------------------------------------------------------
Charles C. Dragone             60         Chairman of the Board     1996 - present
                                                       Director     1992 - present
                                        Chief Executive Officer     April 1995 - March 1996
                                        Chief Financial Officer     October 1992 - September 1994
--------------------------------------------------------------------------------------------------
J. Harold Helderman, MD        52                      Director     1997 - present

--------------------------------------------------------------------------------------------------
Karl H. Meister(1)             62                      Director     1996 - present
                                        Chief Executive Officer     1996 - present
                                                      President     1996 - present
--------------------------------------------------------------------------------------------------
Elroy G. Roelke(2)             67                      Director     1995 - present
                                               Acting Secretary     January 1998
--------------------------------------------------------------------------------------------------


--------------------
(1) Mr. Meister, in his capacities as President and Chief Executive Officer of the Company, serves for a term of three (3) years.

(2) On January 12, 1998, Mr. Roelke was appointed to serve as Acting Secretary, until the next appointment of officers, following the resignation of the Company's Secretary.

         Set forth below is a description of the business experience during the past five (5) years or more, and other biographical information, for the Nominees seeking election to the Board of Directors.

         G. RUSSELL CLEVELAND is the principal founder and the majority shareholder of Renaissance Capital Group, Inc. ("Renaissance"). Renaissance specializes in providing capital to growing emerging publicly owned companies. He is a Chartered Financial Analyst with over 30 years experience in financial planning and analysis. He has served as President of the Dallas Association of Investment Analysts. For over 10 years he was a contributing editor of Texas Business Magazine. Mr. Cleveland currently serves as the Managing General Partner of Renaissance Capital Partners, Ltd., Renaissance Capital Partners II, Ltd., Renaissance Capital Growth & Income Fund III, Inc. (NASDAQ), and Renaissance U.S. Growth & Income Trust PLC, which is traded on the London exchange. Mr. Cleveland also currently serves as director of Global Environmental Corp. and Biopharmaceutics, Inc.

         CHARLES C. DRAGONE has served as the Company's Chairman of the Board since 1996, and he has served at various times during the past as the Company's Chief Executive Officer, and as its Chief Financial Officer. Mr. Dragone is a director of KiMed Corporation, a medical products and services company (1992 to 1997). Formerly, he was a Partner of Financial Associates, a Sarasota, Florida consulting firm specializing in corporate finance (1986 to 1992), a private consultant in corporate finance matters (1982 to 1986), and a Vice President, Chief Financial Officer and director of K-Tron International, a manufacturer of process control equipment used by the chemical, pharmaceutical, plastics and food industries (1965 - 1981).

         J. HAROLD HELDERMAN, MD is a Professor of Medicine, Microbiology and Immunology at Vanderbilt University, Nashville, Tennessee, and the Medical Director of the Vanderbilt Transplant Center. Dr. Helderman received his MD from the State University of New York, Downstate Medical Center in 1971, Summa Cum Laude. In addition to book and monograph writings, he has authored more than 125 publications in his field of transplant medicine. Dr. Helderman is President of the American Society of Transplant Physicians.

         KARL H. MEISTER has more than 30 years international and U.S. management experience in the pharmaceutical and medical device industries. Before being appointed President and Chief Executive Officer of the Company in March, 1996, Mr. Meister was President and Chief Executive Officer of Carrington Laboratories, Inc., a pharmaceutical company (1990-1995). He also held executive management positions with Schering-Plough Corporation (1976-1988), and Pfizer, Inc. (1965-1976). Mr. Meister received a B.A. Magna Cum Laude from Georgetown University and an M.B.A. from the University of Chicago.

         ELROY G. ROELKE is a practicing attorney and, for more than forty (40) years, has specialized in corporate finance and business law. In addition, since 1985, he served as Chairman of Knollwood Mercantile Company, a family-owned retail liquor and convenience store business. In March 1989, Mr. Roelke joined Renaissance Capital Group, Inc. and served as Vice President, General Counsel and director until he retired in December 1996. Mr. Roelke currently serves as sole director of Microlytics, Inc. and as a director of Appoint Technologies, Inc., which companies are prior Renaissance Capital investments that discontinued business pending reorganization. In addition, Mr. Roelke serves as a director of several privately-held companies that retain him for corporate legal services. Mr. Roelke received B.A. and J.D. degrees from Valparaiso University.

         There are no family relationships between any of the Company's Director/Nominees or executive officers. There are no arrangements between any Director/Nominee and any person pursuant to which he was, or will be, selected as Director/Nominee.

DIRECTOR MEETINGS AND COMMITTEES

         During the fiscal year ended September 30, 1997 ("Fiscal Year 1997"), the Board of Directors of the Company held a total of five (5) regular and twelve (12) telephonic meetings. Each of the Directors attended more than 75% of the total number of meetings of the Board of Directors and the committees on which the Director served. The committees of the Board of Directors consist of a standing Audit Committee and a Compensation and Stock Option Committee.

         The Audit Committee of the Board of Directors met one (1) time in Fiscal Year 1997. The Audit Committee is responsible for recommending to the Board of Directors the engagement or discharge of the independent public accountants, meeting with the independent public accountants to review the plans and results of the audit engagement, approving the services to be performed by the independent public accountants, considering the range of the audit and non-audit fees, reviewing the adequacy of the Company's system of internal accounting, reviewing the scope and results of the Company's internal audit procedures. The Audit Committee is comprised of Charles C. Dragone and Elroy G. Roelke.

         The Compensation and Stock Option Committee administers the Company's 1996 Stock Option Plan and its 1996 Management Compensation Plan. The committee makes recommendations to the Board of Directors with respect to the Company's compensation policies and the compensation of executive officers. The Compensation and Stock Option Committee is comprised of G. Russell Cleveland and Dr. J. Harold Helderman. All compensation matters were addressed by the full Board of Directors in Fiscal 1997.

COMPENSATION OF DIRECTORS

         The Company's outside Directors receive a $2,000 annual retainer, $1,000 per meeting for attendance at Board meetings, $250 per telephonic meeting, plus reimbursement of out-of-pocket expenses. Beginning January 1998, the Chairman of the Board receives $1,000 per month for his services as Chairman. Additionally, the Company's Directors are eligible to participate in the Company's 1996 Stock Option Plan, which plan is summarized elsewhere in this Proxy Statement under "Compensation of Executive Officers Stock Option Plan".

                  THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR
                         THE ELECTION OF ALL 5 NOMINEES.




                                   PROPOSAL II
                       APPROVAL AND ADOPTION OF AMENDMENT
                        TO THE ARTICLES OF INCORPORATION
                      CHANGING THE NAME OF THE CORPORATION

         The Company's core business is the processing of human donor tissue ("allografts") using its patented Tutoplast(R) process of tissue preservation, for distribution to hospitals and surgeons. The Tutoplast(R) process utilizes a technique which has been shown to inactivate viruses, such as hepatitis and HIV, the virus which causes AIDS, to render the Company's allografts safe for the recipient. The Company's management is not aware of any documented cases of disease transmission, tissue rejection or infection attributable to Tutoplast(R) processed allografts in over 750,000 implants performed in the past 25 years. The Company's Board of

Directors believes that the Company has established itself through the Tutoplast(R) trademark identity and a record of safety and quality assurance.

         On January 12, 1998, the Board of Directors adopted a resolution to propose to Shareholders that the Company change its corporate name from Biodynamics International, Inc. to "Tutogen Medical Inc." The Board of Directors believes that the proposed new name more accurately reflects the nature of the Company's core business and its proprietary Tutoplast(R) process of tissue preservation. In order to change the Company's name, Shareholders must approve and adopt articles of amendment ("Articles of Amendment") to the Company's Articles of Incorporation. The text of Article I of the Articles of Incorporation of the Corporation will be amended to read as follows:

                                   "ARTICLE I

   The name of the corporation is: Tutogen Medical Inc. (the "Corporation")."


                  THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR
                   THE PROPOSAL TO CHANGE THE CORPORATE NAME.




                                  PROPOSAL III
                    APPROVAL AND RATIFICATION OF APPOINTMENT
                        OF INDEPENDENT PUBLIC ACCOUNTANTS

         The Board of Directors has selected the firm of Deloitte and Touche L.L.P., independent public accountants, to be the Company's auditors for the fiscal year ending September 30, 1998, and recommends that Shareholders vote to ratify that appointment. Although submission of this matter to Shareholders is not required by law, in the event of a negative vote, the Board of Directors will reconsider its selection. Ratification of the appointment will require that, at a meeting where a quorum is present, the votes cast in favor of the ratification exceed those votes cast opposing ratification. Deloitte and Touche L.L.P. is expected to have a representative at the Annual Meeting who will be available to respond to appropriate questions from Shareholders attending the meeting.

           THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THIS PROPOSAL.




                               EXECUTIVE OFFICERS

         The executive officers of the Company ("Officers"), their ages, and positions with the Company are set forth below:

         Name                      Age                Position with Company
         ----                      ---                ---------------------
         Karl H. Meister            62                President and Chief Executive Officer
         Elroy G. Roelke            67                Acting Secretary

         Pursuant to the Company's Bylaws, Officers shall be appointed annually by the Board of Directors, at its annual meeting, to hold such office until an Officer's successor shall have been duly appointed and qualified, unless an Officer sooner dies, resigns or is removed by the Board. In 1996, the Company entered into an employment agreement with Karl H. Meister to serve as the Company's President and Chief Executive Officer for a term of three (3) years. On January 12, 1998, following the resignation of the Company's Secretary, Elroy
G. Roelke was appointed to serve as Acting Secretary, until the next appointment of Officers at the next annual meeting of the Board of Directors scheduled for March 1998. Messrs. Meister and Roelke are also Nominees for election as Directors at the Annual Meeting. Their business experience and other biographical information is summarized in the forepart of this Proxy Statement under the caption "Proposal I - Election of Directors."

                       COMPENSATION OF EXECUTIVE OFFICERS

SUMMARY COMPENSATION TABLE

         The following summary compensation table sets forth the cash and non-cash compensation paid to or accrued for the past two fiscal years for the Company's Chief Executive Officer, Karl H. Meister, who commenced employment with the Company on March 1, 1996. There are no other Officers or individuals whose compensation exceeded $100,000 for the Fiscal Year 1997.

                           SUMMARY COMPENSATION TABLE

                                                                                Long-Term Compensation
                                      Annual Compensation              -------------------------------------
                                                                                Awards              Payouts
------------------------------------------------------------------------------------------------------------------------------
                                                                                      Securities
     Name And                                             Other        Restricted     Underlying
    Principal        Fiscal                               Annual         Stock         Options/        LTIP       All Other
     Position         Year       Salary      Bonus     Compensation     Award(s)         SARs        Payouts     Compensation
                                  ($)         ($)          ($)            ($)            (#)           ($)           ($)
------------------------------------------------------------------------------------------------------------------------------
                      1997      160,000        0            0              0          360,000(1)        0             0
 Karl H. Meister
  President and      ---------------------------------------------------------------------------------------------------------
 Chief Executive
     Officer
                      1996       93,000        0            0              0          825,000(2)        0             0
------------------------------------------------------------------------------------------------------------------------------

--------------------
(1) On November 10, 1997, the Company canceled all options granted to Mr. Meister in 1996, and replaced them with options to purchase, in the aggregate, 330,000 Common Shares. In addition, pursuant to his employment agreement, the Company granted Mr. Meister an Annual Stock Option for the purchase of 30,000 Common Shares. See, "Stock Option Grants - Repriced Options."

(2) Represents a Special Stock Option for the purchase of 750,000 Common Shares and an Annual Stock Option for the purchase of 75,000 Common Shares. On November 10, 1997, both options granted to Mr. Meister in 1996 were canceled and replaced. See, "Stock Option Grants - Repriced Options."

EMPLOYMENT AGREEMENT

         The Company entered into an employment agreement with Karl H. Meister, its President and Chief Executive Officer, pursuant to which Mr. Meister's employment with the Company commenced on March 1, 1996 and shall terminate on February 28, 1999, subject to automatic extensions for additional one-year periods, unless the Company or Mr. Meister delivers a written notice of his or its election to terminate, or the Company terminates his employment for cause. Mr. Meister's annual base salary is $160,000 per year. The employment agreement further provides for: (i) an annual cash bonus in an amount approximately equal to 35% of his annual base salary, subject to the satisfaction of reasonable performance goals, and (ii) five-year, non-qualified, stock options for 30,000 Common Shares, granted annually under the 1996 Plan (each, an "Annual Stock Option"). Under the original terms of the employment agreement, Annual Stock Options would be exercisable for the purchase of 75,000 Common Shares. This number was revised to 30,000 Common Shares on November 10, 1997, and the Annual Stock Option for 75,000 shares, awarded to Mr. Meister in 1996, was canceled and replaced with a new option for the purchase 30,000 Common Shares. Also, under the original terms of the employment agreement, Mr. Meister was awarded in 1996, a special stock option to purchase 750,000 Common Shares, at an exercise price of $.85 per share, 40% vested upon grant, 30% vested in twelve (12) months, and 30% vested in twenty-four (24) months, and expiring five (5) years from the date of the grant (the "Special Stock Option"). The Special Stock Option was canceled on November 10, 1997 and replaced with a new option for 300,000 Common Shares. See, "Stock Option Grants - Repriced Options."

1996 MANAGEMENT COMPENSATION PLAN

         The Company maintains a 1996 Management Compensation Plan (the "Compensation Plan") pursuant to which Common Shares may be awarded to management employees. The purpose of the Compensation Plan is to reward management employees for superior results obtained by the Company and by such employees individually. The Company wishes in the future to utilize the Compensation Plan to attract and retain superior executive talent and to obtain a commitment to the long-term success of the Company. The following is a summary of the provisions of the Compensation Plan. This summary is qualified in its entirety by reference to the Compensation Plan, a copy of which may be obtained from the Company.

         The Compensation Plan authorizes the granting to management employees of the Company and its subsidiaries incentive compensation in the form of bonuses, payable 50% in cash and 50% in Common Shares based on the fair market value of the stock on the date of certification of the payment thereof (each such payment, a "Bonus"). Management employees of the Company or one or more of its subsidiaries who are selected to participate in the Compensation Plan by the Compensation and Stock Option Committee of the Board of Directors are eligible to receive Bonuses.

         The Compensation and Stock Option Committee is responsible for the administration of the Compensation Plan. The Compensation and Stock Option Committee has full authority to interpret the Compensation Plan, to establish rules and regulations relating to the operation of the Compensation Plan, to determine the management employees eligible to receive Bonuses thereunder, to set Bonus criteria, to determine whether and to what extent the Bonus criteria or other results have been met, and to make all other determinations and take all other actions as the Compensation and Stock Option Committee deems necessary, advisable or appropriate for the proper administration of the Compensation Plan.

         The criteria for incentive compensation under the Compensation Plan consists of two parts: corporate results and individual results. Corporate results means exceeding budgeted sales and profits and meeting certain annual Bonus criteria. Individual results are measured by whether an employee achieves certain goals set for his or her position. The amount of potential Bonus for an employee consists of a target Bonus multiplied by a performance component. The target Bonus is determined as a percentage of salary and ranges from 20% to 35% depending on the individual's position. The performance component is a percentage rate measuring results achieved in comparison to the Company's annual operating budget. The performance component can be adjusted upward or downward based on individual performance, upon approval by the Compensation and Stock Option Committee.

         The Compensation Plan currently reserves 500,000 Common Shares for issuance thereunder. In the event the Company effects a split of its outstanding Common Shares or a dividend payable in Common Shares, or in the event outstanding Common Shares are combined into a smaller number of shares, the maximum number of shares that may be issued under the Compensation Plan will be decreased or increased proportionately. Presently, there are no shares outstanding under the Compensation Plan. The Compensation Plan shall terminate on February 27, 2001.

STOCK OPTION PLAN

         The Company utilizes its 1996 Stock Option Plan (the "1996 Plan") to attract, maintain and develop management by encouraging ownership of the Company's Common Shares by Directors, Officers, and other key employees. The following is a summary of the provisions of the 1996 Plan. This summary is qualified in its entirety by reference to the 1996 Plan, a copy of which may be obtained from the Company.

         The 1996 Plan authorizes the granting both incentive stock options, as defined under Section 422 of the Internal Revenue Code of 1986 ("ISO's"), and non-statutory stock options ("NSSO's") to purchase Common Shares. All employees of the Company and its affiliates are eligible to participate in the 1996 Plan. The 1996 Plan also authorizes the granting of NSSO's to non-employee Directors and consultants of the Company. Pursuant to the 1996 Plan, an option to purchase 10,000 Common Shares shall be granted automatically to each outside Director who is newly elected to the Board. In addition, an option to purchase 2,500 Common Shares shall be granted automatically, on the date of each annual meeting of Shareholders, to each outside Director who has served in that capacity for the past six months and continues to serve following such meeting. Any outside Director may decline to accept any option granted to him under the 1996 Plan.

         The Board of Directors or the Compensation and Stock Option Committee of the Board of Directors is responsible for the administration of the 1996 Plan and determines the employees to be granted options, the period during which each option will be exercisable, exercise price, the number of Common Shares covered by each option, and whether an option will be a non-qualified or an incentive stock option. However, the exercise price for the purchase of shares subject to such an option cannot be less than 100% of the fair market value of the Common Shares on the date the option is granted. The Stock Option Committee has no authority to administer or interpret the provisions of the 1996 Plan relating to the grant of options to outside Directors.

         No option granted pursuant to the 1996 Plan is transferable otherwise than by will or the laws of descent and distribution. The term of each option granted to an employee under the 1996 Plan is determined by the Board of Directors or the Compensation and Stock Option Committee, but in no event may such term exceed ten (10) years from the date of grant. Each option granted to an outside Director under the 1996 Plan shall be exercisable in whole or in part during the four (4)-year period commencing on the date of the grant of such option. Any option granted to an outside Director shall remain effective during its entire term, regardless of whether such Director continues to serve as a Director. The purchase price per Common Share, under each option granted to a Director, will be the fair market value of the Common Shares on the date of grant.

         The vesting period for options granted under the 1996 Plan is set forth in an option agreement entered into with the optionee. ISO's granted to an optionee terminate 90 days after retirement. In the event of death or disability, all vested options expire 180 days from the date of death or termination of employment due to disability. Upon the occurrence of a "change in control" of the Company, the maturity of all options then outstanding under the 1996 Plan will be accelerated automatically, so that all such options will become exercisable in full with respect to all shares that have not been previously exercised or become exercisable. A "change in control" includes certain mergers, consolidation, reorganization, sales of assets, or a dissolution of the Company.

         The 1996 Plan presently reserves 2,000,000 Common Shares for issuance thereunder. In the event that the Company effects a split of the outstanding Common Shares or a dividend payable in Common Shares, or the outstanding Common Shares are combined into a smaller number of shares, the maximum number of shares subject to outstanding options and the purchase price per share of such options will be increased or decreased proportionately. As of January 30, 1998, options have been issued for 791,700 shares and 1,208,300 shares remain available under the 1996 Plan. Unless sooner terminated, the 1996 Plan will expire on February 27, 2006.

STOCK OPTION GRANTS - REPRICED OPTIONS

         On November 10, 1997, the Shareholders approved a one-for-ten reverse split of the Company's Common Shares (the "Reverse Split"). To remedy the negative effects of the Reverse Split on the exercise prices of outstanding options, which had ranged from $0.4375 per share to $1.10 per share before the Reverse Split, and $4.375 per share to $11.00 per share after the Reverse Split, the Company canceled all of the outstanding stock options issued to its current employees and Directors (the "Old Options"), and replaced them with new options (the "New Options"). The New Options are exercisable for a number of Common Shares which is 40% of the former number of shares into which the Old Options were exercisable before the Reverse Split. The exercise price of the New Options, $1.57 per share, is equivalent to the market price of the Common Shares on the date of their grant.

         The following table sets forth certain information regarding the options granted to Karl H. Meister, the Company's Chief Executive Officer, on November 10, 1997.

                      OPTION/SAR GRANTS IN LAST FISCAL YEAR
                               (Individual Grants)

---------------------------------------------------------------------------------------------------------
                       Number of Securities
                            Underlying
                           Options/SARs           Percent of Total       Exercise or
                              Granted           Options/SARs Granted     Base Price       Expiration
          Name                  (#)                 To Employees           ($/Sh)             Date
---------------------------------------------------------------------------------------------------------
                            300,000(1)                 32.9%                $1.57       November 9, 2002
Karl H. Meister
President and Chief   -----------------------------------------------------------------------------------
Executive Officer
                             60,000(2)                  6.6%                $1.57       November 9, 2002

---------------------------------------------------------------------------------------------------------

--------------------
(1) Pursuant to the provisions of Mr. Meister's employment agreement and the terms and conditions of the Non-Statutory Stock Option Agreement dated November 10, 1997, the Company granted Mr. Meister this New Option to purchase 300,000 Common Shares for $1.57 per share, which shall vest as follows: (i) November 10, 1997 - 120,000 shares, (ii) November 10, 1998 - 90,00 shares, and November 10, 1999 - 90,000 shares. This New Option represents a replacement for Mr. Meister's 1996 Special Stock Option to purchase 750,000 Common Shares at $0.85 per share, which was canceled on November 10, 1997.

(2) Pursuant to the provisions of Mr. Meister's employment agreement, the 1996 Plan, and the terms and conditions of the Non-Statutory Stock Option Agreement dated November 10, 1997, the Company granted Mr. Meister this option to purchase 60,000 Common Shares for $1.57 per share, which was fully-vested as of the date of grant. This option represents the aggregate of (i) a replacement for Mr. Meister's 1996 Annual Stock Option to purchase of 75,000 Common Shares, canceled November 10, 1997, with a New Option to purchase 30,000 shares, and
         (ii) the grant of Mr. Meister's 1997 Annual Stock Option, for 30,000 shares.

401(K) PLAN

         The Board of Directors of the Company approved a tax-deferred investment plan (the "401(k) Plan") effective in 1991. All full-time employees of the Company may elect to participate in the 401(k) Plan, once he or she has completed six (6) months of service to the Company. Under the 401(k) Plan, a participating employee is given an opportunity to make an elective contribution under a salary deferral savings arrangement of up to a maximum of 15% of the participant's pre-tax compensation, up to a maximum of $9,500 per year. In addition, the Company makes a separate matching contribution, in an amount equal to 50% of the amount contributed by the employee, up to a maximum dollar amount equal to 6% of the employee's annualized compensation in that year. An employee of the Company may elect to retire after attaining age 65, or after age 55 and the completion of five (5) years of service, if earlier. At that time, the total amount contributed, plus any accumulated earnings, will be used to provide a lump sum payment to any retiring participant in the 401(k) Plan. Participants terminating employment prior to normal retirement date will be fully vested in their own elective contribution. Funds accumulated from the Company's matching contributions will vest over a six year period. During Fiscal 1997, Mr. Meister participated in the 401(k) Plan at 8% of his salary.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         To overcome financial difficulties experienced by the Company in Fiscal Year 1997, the Board of Directors initiated a significant restructuring of the Company's capitalization. In particular, the Company sought the cooperation of its institutional investors to provide immediate capital, and to convert their ownership of the Company's preferred stock and debt into equity. On August 29, 1997, the Company reached such an agreement (the "Recapitalization Agreement") with several of its institutional investors, including Renaissance Capital Partners Ltd., II ("Renaissance"). G. Russell Cleveland, a Director of the Company, is the President and 66.6% majority shareholder of Renaissance Capital Group ("Renaissance Group"), which is the Managing General Partner of Renaissance.

         Pursuant to the Recapitalization Agreement, institutional investors holding a majority of the Company's Series C Preferred Stock (the "Series C Stock") agreed to take certain actions to effect a conversion of the Series C Stock into Common Shares. In that conversion, Renaissance received 547,560 Common Shares, and a warrant to purchase approximately 547,560 additional Common Shares for $1,368,900 (the "Series C Warrant").

         In addition, Renaissance loaned the Company additional funds, for working capital purposes, which, together with a June 1997 loan to the Company from Renaissance, totaled approximately $2,035,928 in principal and interest as of September 16, 1997, bore interest at the rate of 12% per annum, and matured on December 31, 1997 (the "Bridge Loan"). On November 11, 1997, the Bridge Loan was replaced with (i) a Convertible Debenture Loan Agreement between the Company and Renaissance (the "Loan Agreement"), (ii) a 9% Convertible Debenture (the "Debenture"), and a warrant to purchase Common Shares (the "Bridge Warrant"). Under the Loan Agreement, Renaissance reduced the interest rate of the former Bridge Loan to 9% per annum, and extended the maturity date to November 11, 2002 (the "Loan"). Overdue principal and interest however, will bear interest at a rate of 12% per annum. The Loan is convertible, at Renaissance's option, in whole or in part, into 4,413,231 Common Shares, at a conversion price of $0.4699688 per share (subject to certain adjustments and a maximum rate). The Company's obligations under the Loan Agreement and the Debenture are secured by all of the assets of the Company pursuant to amendments to the security agreements and a stock pledge agreement executed in connection with the former Bridge Loan. The Bridge Warrant is exercisable at $2,015,991, for the purchase of 806,397 Common Shares.

         As a result of the Recapitalization Agreement, Renaissance, Renaissance Group and Mr. Cleveland presently have beneficial ownership of approximately 56.98% of the Common Shares. In calculating the percentage ownership for a given individual or group, the number of Common Shares outstanding includes unissued shares subject to options, warrants, rights or conversion privileges, exercisable within sixty (60)days, which are held by such individual or group, and include the Series C Warrant, the Debenture and the Bridge Warrant.

                      SECURITY OWNERSHIP OF MANAGEMENT AND
                            CERTAIN BENEFICIAL OWNERS

         The following table sets forth certain information regarding the beneficial ownership of the Company's Common Shares as of January 30, 1998, by
(i) each person known to the Company to own beneficially more than 5% of its Common Shares, (ii) each Director and Officer of the Company, and (iii) all Directors and Officers as a group. As of January 30,1998, there were approximately 5,313,810 Common Shares issued and outstanding.

--------------------------------------------------------------------------------------------------
      NAME AND ADDRESS                                      AMOUNT AND NATURE        PERCENTAGE
     OF BENEFICIAL OWNER                                  BENEFICIAL OWNER(1)(2)     OF CLASS(3)
--------------------------------------------------------------------------------------------------
Renaissance Capital Partners II, Ltd.(4).................       6,314,748               56.98%
    8080 N. Central Expressway
    Suite 210-LB 59
    Dallas, TX 75206

Renaissance Capital Group, Inc.(5).......................       6,314,748               56.98%

Kleinwort Benson European Mezzanine Fund, L.P.(6)........       1,395,193               24.75%
    Westbourne
    The Grange
    St. Peter Port
    Guernsey, CI
    GY1 3BG

NatWest Ventures (Investments) Ltd.(7)...................       1,918,409               35.95%
    Fenchurch Exchange
    8 Fenchurch Place
    London, England
    EC3M4TE

G. Russell Cleveland(8)..................................       6,314,748               56.98%

Charles C. Dragone(9)....................................         153,109                2.80%

Dr. J. Harold Helderman(10)..............................          40,000                    *

Karl H. Meister(11)......................................         423,308                7.54%

Elroy G. Roelke(10)......................................          42,000                    *

All Directors and Officers as a group (5 persons)........       6,973,165               60.12%

--------------------
*        Less than 1%

(1) In accordance with Rule 13d-3 promulgated pursuant to the Exchange Act, a person is deemed to be the beneficial owner of the security for purposes of the rule if he or she has or shares voting power or dispositive power with respect to such security or has the right to acquire such ownership within sixty days. As used herein, "voting power" is the power to vote or direct the voting of shares, and "dispositive power" is the power to dispose or direct the disposition of shares, irrespective of any economic interest therein.
(2) Except as otherwise indicated by footnote, the persons named in the table have sole voting and investment power with respect to all of the Common Shares beneficially owned by them.
(3) In calculating the percentage ownership for a given individual or group, the number of Common Shares outstanding includes unissued shares subject to options, warrants, rights or conversion privileges exercisable within sixty days held by such individual or group.
(4) Includes 5,767,188 Common Shares which Renaissance Capital Partners II, Ltd. has the right to acquire within sixty (60) days.
(5) Represents all of the Common Shares beneficially owned by Renaissance Capital Partners II Ltd. Renaissance Capital Group, Inc. is the Managing General Partner of Renaissance Capital Partners II, and its business address is the same as that provided for Renaissance Capital Partners II.
(6) Includes 322,035 Common Shares which Kleinwort Benson has the right to acquire within sixty (60) days.
(7) Includes 21,615 Common Shares which NatWest has the right to acquire within sixty (60) days.
(8) Represents all of the Common Shares beneficially owned by Renaissance Capital Partners II Ltd. and Renaissance Capital Group, Inc. Mr. Cleveland is the President and 66.6% majority shareholder of Renaissance Capital Group, Inc. His business address is that of Renaissance Capital Partners II Ltd.
(9) Includes 136,520 Common Shares which Mr. Dragone has the right to acquire within sixty (60) days, and 16,589 shares which Mr. Dragone shares voting and investment power with his spouse.
(10) All of the Common Shares beneficially owned by Messrs. Helderman and Roelke are derivative securities which the beneficial owner has the right to acquire within sixty (60) days.
(11) Includes 297,651 Common Shares which Mr. Meister has the right to acquire within sixty (60) days.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Under Section 16(a) of the Securities Exchange Act of 1934, as amended, all executive officers, directors, and each person who is the beneficial owner of more than 10% of the common shares of a company that files reports pursuant to Section 12 of the Exchange Act, are required to report the ownership of such common shares, options, and stock appreciation rights (other than certain cash-only rights), and any changes in that ownership, with the Securities and Exchange Commission (the "SEC"). Specific due dates for these reports have been established, and the Company is required to report, in this Proxy Statement, any failure to comply therewith during the fiscal year ended September 30,1997. The Company believes that all of these filing requirements were satisfied by its Officers, Directors and by the beneficial owners of more than 10% of the Common Shares], except that G. Russell Cleveland and Dr. J. Harold Helderman each made an inadvertent late filing of his respective Form 3 (Initial Statement of Beneficial Ownership of Securities), which form must be filed with the SEC shortly after a person becomes an Officer or Director of the Company. In making this statement, the Company has relied on copies of the reporting forms received by it, and upon the written representations from certain reporting persons that no Form 5 (Annual Statement of Changes in Beneficial Ownership) were required to be filed under applicable rules of the SEC.

                                VOTING SECURITIES

         Under the Florida Business Corporation Act ("FBCA"), directors are elected by a plurality of the votes cast at a meeting in which a quorum is present. In connection with an election of directors, votes may be cast in favor of, or withheld from, each nominee. Votes withheld from a nominee will be counted in determining whether a quorum has been reached. However, since directors are elected by a plurality, votes withheld from a nominee or nominees will be excluded entirely and will not be counted as a vote cast in an election of directors.

         In connection with the proposals to change the Company's name and to ratify the Company's auditors, votes may be cast "For" or "Against" a proposal, or a Shareholder may "Abstain" from voting on the proposal or proposals. Under the FBCA, at a meeting where a quorum is present, all matters submitted to Shareholders (other than an election of directors) are approved if the votes cast in favor of the action exceeds the votes cast in opposition to the matter presented (unless the Articles of Incorporation or state law requires a greater number of votes). Accordingly, with respect to any proposal coming before the Annual Meeting, other than the election of Directors, all abstentions and broker non-votes will be counted as present for purposes of determining the existence of a quorum, but since they are neither a vote cast in favor of, or a vote cast against, a proposed action, abstentions and broker non-votes will not be counted as a vote cast on any matter coming before the meeting. A broker non-vote generally occurs when a broker, who holds shares in street name for a customer, does not have authority to vote on certain non-routine matters because its customer has not provided any voting instructions on the matter.

         Each Common Share outstanding on the Record Date entitles the record holder thereof to cast one vote with respect to each matter to be voted upon.

                              SHAREHOLDER PROPOSALS

         Eligible Shareholders who wish to present proposals for action at the 1999 Annual Meeting of Shareholders should submit their proposals in writing to the President of the Company at the address of the Company set forth on the first page of this Proxy Statement. Proposals must be received by the President no later than October 30, 1998 for inclusion in next year's proxy statement and proxy card. A Shareholder is eligible to present proposals if, at the time he or she submits a proposal or proposals, the Shareholder owns at least 1% or $1,000 in market value of Common Shares and has held such shares for at least one year, and the Shareholder continues to own such shares through the date of the 1999 Annual Meeting.

                                  ANNUAL REPORT

         A copy of the Company's Annual Report on Form 10-KBS, including the financial statements and schedules thereto (without exhibits), (the "1997 Annual Report"), accompanies this Proxy Statement and the Notice of Annual Meeting of Shareholders. The 1997 Annual Report is not part of the proxy solicitation materials.

                               SOLICITATION COSTS

         The Company will bear the costs of preparing, assembling and mailing the Proxy Statement, the proxy card, and the 1997 Annual Report in connection with the Annual Meeting. In addition to the use of the mail to solicit proxies for the Annual Meeting, certain employees of the Company may be utilized by the Company to solicit Shareholders' proxies by telephone, telegraph or in person. Such employees will not receive additional compensation for such services to the Company. Arrangements may be made with banks, brokerage houses, and other institutions, nominees, and fiduciaries, to forward the proxy materials to beneficial owners and to obtain authorization from beneficial owners for the execution of proxies. The Company will, upon request, reimburse those persons and entities for expenses incurred in forwarding proxy materials to beneficial owners

                                  OTHER MATTERS

         At the time of the preparation of this Proxy Statement, the Board of Directors of the Company had not been informed of any matters which would be presented for action at the Annual Meeting, other than the proposals specifically set forth in the Notice of Annual Meeting of Shareholders and referred to herein. If any other matters are properly presented for action at the Annual Meeting, it is intended that the persons named in the accompanying proxy card will vote or refrain from voting in accordance with their best judgement on such matters after consultation with the Board of Directors.


                                    By Order of the Board of Directors



                                            CHARLES C. DRAGONE
                                          Chairman of the Board


February 27, 1998
Parsippany, New Jersey

                                                                      APPENDIX A


                         BIODYNAMICS INTERNATIONAL, INC.

                 ANNUAL MEETING OF SHAREHOLDERS, MARCH 30, 1998

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned holder of Common Shares of Biodynamics International, Inc., a corporation organized under the laws of the state of Florida, does hereby appoint Charles C. Dragone and Karl H. Meister, and each of them, as due and lawful attorneys-in-fact (each of whom shall have full power of substitution), to represent and vote as designated below all of the Common Shares of Biodynamics International, Inc. that the undersigned held of record at 5:00 p.m., Eastern Standard Time, on February 20, 1998, at the Annual Meeting of Shareholders of Biodynamics International, Inc. to be held at The University Club, One West 54th Street, New York, New York 10019, on March 30, 1998, at 9:00 a.m., local time, or any adjournment thereof, on the following matters, and on such other business as may properly come before the meeting:

     1. ELECTION OF DIRECTORS

        Nominees: G. Russell Cleveland; Charles C. Dragone; Dr. J. Harold Helderman; Karl H. Meister; Elroy G. Roelke

     [ ]    FOR ALL NOMINEES LISTED ABOVE                  [ ]    WITHHOLD AUTHORITY TO VOTE FOR
            (except as marked to the contrary below)              ALL NOMINEES LISTED ABOVE

         (INSTRUCTIONS: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, WRITE THAT NOMINEE'S NAME ON THE SPACE PROVIDED
         BELOW.)


---------------------------------------------------------------------------------------------------------------------------------


     2. APPROVAL OF AMENDMENT TO ARTICLES OF INCORPORATION. Proposal to approve and adopt an amendment to Articles of Incorporation of Biodynamics International, Inc. to change its corporate name to Tutogen Medical Inc.

        [ ]     FOR               [ ]      AGAINST                   [ ]      ABSTAIN

     3. Ratify the appointment of Deloitte and Touch L.L.P. as the Company's auditors for the 1998 fiscal year.

        [ ]     FOR               [ ]      AGAINST                   [ ]      ABSTAIN

     4. In their discretion, on such other business as may properly come before the meeting.

                     (Please Sign and Date on Reverse Side)

                                                                      APPENDIX A


                           (Continued from other side)

                        PLEASE SIGN AND RETURN PROMPTLY.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE SHAREHOLDER. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR THE ELECTION OF ALL NOMINEES AS DIRECTORS, FOR THE ADOPTION OF AN AMENDMENT TO THE ARTICLES OF INCORPORATION OF THE COMPANY TO CHANGE THE CORPORATE NAME, AND FOR THE RATIFICATION OF THE AUDITORS.

PLEASE ENTER THE NUMBER OF COMMON SHARES OF BIODYNAMICS INTERNATIONAL, INC. YOU OWN:_____________

(PLEASE SIGN, DATE, AND RETURN THIS PROXY FORM EXACTLY AS YOUR
NAME OR NAMES APPEAR BELOW WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING.)

                                 [ ] I plan to attend the Annual Meeting.
                                 [ ] I do not plan to attend the Annual Meeting.

                           Date:__________________________________________, 1998

                           Signature(s):________________________________________

                           _____________________________________________________

                           _____________________________________________________
                                     Title or Authority (if applicable)


                           PLEASE SIGN YOUR NAME HERE EXACTLY AS IT APPEARS HEREON. JOINT OWNERS SHOULD EACH SIGN. WHEN SIGNING AS AN ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE, GUARDIAN, CORPORATE OFFICER OR OTHER SIMILAR CAPACITY, SO INDICATE. IF THE OWNER IS A CORPORATION, AN AUTHORIZED OFFICER SHOULD SIGN FOR THE CORPORATION AND STATE HIS TITLE. THIS PROXY SHALL BE DEEMED VALID FOR ALL SHARES HELD IN ALL CAPACITIES THAT THEY ARE HELD BY THE SIGNATORY.